Exhibit 31.2

CERTIFICATION

I,  Thomas Monahan, certify that:

1.   I have reviewed this report on Form 10-K/A of Terra Media, Ltd.

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a

-15(f) and 15d-15(f)) for the registrant and have:

     a)   Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made

known to us by others within those entities, particularly during   the period in which this report is being prepared;

     b)   Designed such internal control over financial reporting, or

  caused such internal control over financial reporting to be   designed under our supervision, to provide reasonable assurance   regarding the reliability of financial reporting and the   preparation of financial statements for external purposes in   accordance with generally accepted accounting principles;

     c)   Evaluated the effectiveness of the registrant's disclosure

  controls and procedures and presented in this report our   conclusions about the effectiveness of the disclosure controls   and procedures, as of the end of the period covered by this   report based on such evaluation; and

     d)   Disclosed in this report any change in the registrant's

internal control over financial reporting that occurred during th   the registrant's most recent fiscal quarter (the registrant's   fourth fiscal quarter in the case of an annual report) that has   materially affected, or is reasonably likely to materially   affect, the registrant's internal control over financial   reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)   All significant deficiencies and material weaknesses in the

design or operation of internal control over financial reporting   which are

 reasonably likely to adversely affect the registrant's

ability to record, process, summarize and report financial   information; and

b)   Any fraud, whether or not material, that involves management   or other employees who have a significant role in the   registrant's internal control over financial reporting.

Dated: September 12, 2008

_/S/Thomas P. Monahan_____

President, Secretary, Treasurer, Director, and Chief Financial Officer and Controller (Principal Accounting Officer)